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Exhibit 99b.

J.P. Morgan & Co. Incorporated

CONSOLIDATED STATEMENT OF CONDITION (PRELIMINARY)
Morgan Guaranty Trust Company of New York
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
In millions, except share data                                                                          June 30        December 31
                                                                                                           2000               1999
                                                                                                  ---------------------------------
ASSETS
Cash and due from banks                                                                                 $ 2,463           $  2,382
Interest-earning deposits with banks                                                                      4,538              2,266
Debt investment securities available-for-sale carried at fair value                                       2,578              4,992
Trading account assets                                                                                   81,572             84,786
Securities purchased under agreements to resell and federal funds sold                                   22,535             19,094
Securities borrowed                                                                                      13,371              9,700
Loans, net of allowance for loan losses of $282 at June 2000 and $280 at December 1999                   26,609             26,072
Accrued interest and accounts receivable                                                                  5,236              4,426
Premises and equipment, net of accumulated depreciation of $1,152 at June 2000
     and $1,113 at December 1999                                                                          1,777              1,810
Other assets                                                                                             12,510             12,138
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Total assets                                                                                            173,189            167,666
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LIABILITIES
Noninterest-bearing deposits:
   In offices in the U.S.                                                                                 1,019                907
   In offices outside the U.S.                                                                            1,639                501
Interest-bearing deposits:
   In offices in the U.S.                                                                                 3,605              4,256
   In offices outside the U.S.                                                                           43,278             42,052
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Total deposits                                                                                           49,541             47,716
Trading account liabilities                                                                              71,202             72,066
Securities sold under agreements to repurchase and federal funds purchased                               17,860             13,610
Other liabilities for borrowed money                                                                      4,921              5,482
Accounts payable and accrued expenses                                                                     7,688              6,310
Long-term debt not qualifying as risk-based capital                                                       5,297              6,224
Other liabilities, including allowance for credit losses of $163 at June 2000
    and $125 at December 1999                                                                             3,152              2,719
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                                                                                                        159,661            154,127
Long-term debt qualifying as risk-based capital                                                           2,876              2,944
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Total liabilities                                                                                       162,537            157,071

STOCKHOLDER'S EQUITY
Preferred stock, $100 par value (authorized shares: 2,500,000)                                                -                  -
Common stock, $25 par value (authorized shares: 11,000,000; issued and
   outstanding: 10,599,027)                                                                                 265                265
Surplus                                                                                                   3,305              3,305
Undivided profits                                                                                         7,050              6,975
Accumulated other comprehensive income:
   Net unrealized gains on investment securities, net of taxes                                               45                 67
   Foreign currency translation, net of taxes                                                               (13)               (17)
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Total stockholder's equity                                                                               10,652             10,595
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Total liabilities and stockholder's equity                                                              173,189            167,666
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

Member of the Federal Reserve System and the Federal Deposit Insurance Corporation.